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EXHIBIT 99.1
PRESS RELEASE

For Immediate Release


                         FEMONE ANNOUNCES SECOND QUARTER
                              2004 EARNINGS RESULTS


Carlsbad, CA, August 13, 2004 - FemOne, Inc., a publicly held Nevada Corporation (OTCBB: FEMO) reported results of its operations for the second quarter of 2004 ended June 30, 2004.

FemOne reported net sales of $262,540 for the three months ended June 30, 2004, a decrease of approximately 15% from net sales of $307,214 in the second quarter of 2003. Net sales for the six months ended June 30, 2004 compared to the six months ended June 30, 2003, decreased by approximately 9% to $482,032 from $529,494 in the 2003 period.

The Company's net loss attributable to common stockholders for the three months ended June 30, 2004 was $511,305, or ($0.02) per share, compared to a net loss of $308,477, or ($0.03) per share, for the 2003 period. The Company's net loss attributable to common stockholders for the six months ended June 30, 2004 was $1,099,182 or ($0.04) per share, compared to a net loss of $609,088, or ($0.06)
per share, for the 2003 period. The increase in net loss in 2004 periods reflects the increase in expenses associated with our operations and efforts to grow the business.

Operating expenses for the three and six months ended June 30, 2004 amounted to $680,060 and $1,419,396, compared to $502,944 and $920,306 in the 2003 periods.
The increases in operating expenses is attributable to new expenses of a publicly traded company that the company did not experience for most of 2003, when it was still privately held. The information contained in this press release should be read in connection with the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, and its Annual Report on Form 10-KSB for the year ended December 31, 2003, as these reports contain the information contained in this press release as well as other information necessary for an understanding of the Company.

ABOUT FEMONE, INC.
FemOne, Inc. (OTCBB: FEMO) is based in Carlsbad, California as a direct-selling company with distribution in the United States and Canada. More information about FemOne and its products can be found on the company's web site at www.femone.com , or by calling FemOne Inc. at (760) 448-2498.

ANY STATEMENTS MADE IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, AS SUCH TERM IS DEFINED IN THE PRIVATE LITIGATION REFORM ACT OF 1995, CONCERNING POTENTIAL DEVELOPMENTS AFFECTING THE BUSINESS, PROSPECTS, FINANCIAL CONDITION AND OTHER ASPECTS OF THE COMPANY TO WHICH THIS RELEASE PERTAINS. THE ACTUAL RESULTS OF THE SPECIFIC ITEMS DESCRIBED IN THIS RELEASE, AND THE COMPANY'S OPERATIONS GENERALLY, MAY DIFFER MATERIALLY FROM WHAT IS PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS. ALTHOUGH SUCH STATEMENTS ARE BASED UPON THE BEST JUDGMENTS OF MANAGEMENT OF THE COMPANY AS OF THE DATE OF THIS RELEASE, SIGNIFICANT DEVIATIONS IN MAGNITUDE, TIMING AND OTHER FACTORS MAY RESULT FROM BUSINESS RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE COMPANY'S DEPENDENCE ON THIRD PARTIES, GENERAL MARKET AND ECONOMIC CONDITIONS, TECHNICAL FACTORS, THE AVAILABILITY OF OUTSIDE CAPITAL, RECEIPT OF REVENUES AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE INFORMATION CONTAINED IN ANY FORWARD-LOOKING STATEMENT.

THESE FORWARD LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE OUR ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENT EXPRESSED OR IMPLIED BY SUCH FORWARD LOOKING STATEMENTS. IN SOME CASES, YOU CAN IDENTIFY FORWARD LOOKING STATEMENTS BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "INTEND," "EXPECTS," "PLAN," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," OR "CONTINUE" OR THE NEGATIVE OF SUCH TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN THE FORWARD LOOKING STATEMENTS ARE REASONABLE, WE CANNOT GUARANTEE FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS. MOREOVER, NEITHER WE NOR ANY OTHER PERSON ASSUMES RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF SUCH STATEMENTS.

- Tables Follow -


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                                             FemOne, Inc.
                                     Summary Financial Information

                                           For the Three Months Ended     For the Six Months Ended
Statement of Operations Data:                      June 30,                        June 30,
                                              2004           2003            2004             2003
                                         -------------   -------------   -------------   -------------
REVENUES
     Sales                               $    262,540    $    307,214    $    482,032    $    529,494
     Cost of Sales                             75,923          81,333         132,227         157,024
                                         -------------   -------------   -------------   -------------
Gross Profit                                  186,617         225,881         349,805         372,470
                                         -------------   -------------   -------------   -------------

EXPENSES
     Order fulfillment costs                  187,172         140,048         313,815         266,342
     Sales and marketing                      121,303         191,231         375,270         316,399
     General and administrative               371,585         171,665         730,311         337,565
                                         -------------   -------------   -------------   -------------
LOSS FROM OPERATIONS                          680,060         502,944       1,419,396         920,306
                                         -------------   -------------   -------------   -------------
OTHER INCOME (EXPENSES), net                  (17,862)        (31,414)        (29,591)        (61,252)
                                         -------------   -------------   -------------   -------------
LOSS BEFORE PROVISION FOR INCOME TAX         (511,305)       (308,477)     (1,099,182)       (609,088)
PROVISION FOR INCOME TAX                           --              --              --              --
                                         -------------   -------------   -------------   -------------
NET LOSS                                 $   (511,305)   $   (308,477)   $ (1,099,182)   $   (609,088)
                                         =============   =============   =============   =============

NET LOSS PER COMMON
   SHARE - Basic and Diluted             $      (0.02)   $      (0.03)   $      (0.04)   $      (0.06)
                                         =============   =============   =============   =============
WEIGHTED AVERAGE NUMBER OF COMMON

SHARES OUTSTANDING - Basic and Diluted     26,383,509      10,796,389      26,324,009       9,815,675
                                         =============   =============   =============   =============


Balance Sheet Data:                                  June 30,       December 31,
                                                       2004             2003
                                                   ------------     ------------

Inventory                                          $   490,650      $   406,138
Intangible assets, net                             $   209,782      $   215,368
Net working capital deficit                        $  (484,308)     $  (244,730)
Total assets                                       $   843,896      $   705,372
Accounts payable and accrued liabilities           $   444,693      $   261,271
Deferred Compensation                              $   404,764      $   279,584
Notes payable - related parties                    $   778,195      $   441,419
Total liabilities                                  $ 1,760,363      $ 1,033,978
Total stockholders equity                          $  (916,467)     $  (328,606)


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